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                                                                   Exhibit 10.14

                              SETTLEMENT AGREEMENT

          SETTLEMENT AGREEMENT (this "Agreement"), dated as of February 13, 2003 by and among NEPHROS, INC., a Delaware corporation (the "Company"), and Hermitage Capital Corporation ("Hermitage").

          WHEREAS, pursuant to an Engagement Agreement among the Company and Hermitage, dated as of April 30, 2002 (the "Engagement Agreement"), Hermitage was retained, among other things, to assist the Company in arranging for a private placement in the approximate amount of three to five million dollars ($3,000,000.00 to 5,000,000.00) (the "Financing"); and

          WHEREAS, Hermitage identified a potential investor ("Lancer") in the Financing; and

          WHEREAS, the Financing was never completed because Lancer breached the Subscription Agreement entered into in connection therewith (the "Subscription Agreement"); and

          WHEREAS, the Company and Lancer are entering into a Settlement Agreement, dated as of January 31, 2003 (the "Lancer Settlement Agreement"), pursuant to which the Company and Lancer are settling certain disputes among them arising in connection with the Subscription Agreement; and

          WHEREAS, the Company and Hermitage wish to settle certain matters between them arising in connection with the Engagement Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending legally to be bound, the Company and Hermitage hereby agree as follows:

          1. Termination of Engagement Agreement. The Engagement Agreement is hereby terminated and shall be of no further force and effect. The compensation being paid by the Company to Hermitage pursuant to this Agreement, together with the one hundred fifty thousand dollars ($150,000.00) that the Company has already paid to Hermitage, is in lieu of any compensation owing to Hermitage under the Engagement Agreement or otherwise.

          2. Issuance of Warrants. At the Closing (as defined in the Lancer Settlement Agreement), the Company shall issue warrants (the "Class B Warrants") to purchase an aggregate of 60,000 shares of common stock, par value $.001 per share, of the Company at an initial exercise price of $2.50 per share, in the form attached hereto as Exhibit A, to Hermitage; provided, however, that, if Hermitage notifies the Company in writing at or prior to the Closing that it wants to designate any NASD members participating in the Financing and/or officers or employees of Hermitage or any such NASD members to receive all or any portion of the Class B Warrants, then Hermitage may identify up to ten (10) such designees and their respective

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allocations of the 60,000 Class B Warrants by irrevocable written notice received by the Company on or prior to August 10, 2003, and the Company shall issue the Class B Warrants to such designees in such respective allocations, by August 31, 2003; provided, further, that each such designee makes, with respect to such designee, the same representations and warranties to the Company that Hermitage is making with respect to itself pursuant to Section 3 hereof.

          3. Representations and Warranties of Hermitage. Hermitage hereby represents and warrants to the Company as follows:

          3.1. Investment Intent. Hermitage recognizes that the purchase of the Class B Warrants and any Common Stock issuable upon exercise thereof (collectively, the "Securities") involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company or the Securities, (iii) Hermitage may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, Hermitage could sustain the loss of its entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends on the Common Stock in the foreseeable future.

          3.2. Lack of Liquidity. Hermitage confirms that it is able (i) to bear the economic risk of this investment, (ii) to hold the Securities for an indefinite period of time, and (iii) presently to afford a complete loss of its investment; and represents that it has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect Hermitage's ability to provide for its current needs and possible financial contingencies, and that its commitment to all speculative investments is reasonable in relation to its net worth and annual income.

          3.3. Knowledge and Experience. Hermitage hereby acknowledges and represents that Hermitage has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system.

          3.4. Capacity. Hermitage hereby represents that Hermitage has the capacity to protect Hermitage's own interests in connection with the transaction contemplated hereby.

          3.5. Receipt of Information. Hermitage hereby acknowledges that Hermitage has carefully reviewed this Agreement and all attachments to it, and hereby represents that Hermitage has been furnished by the Company with all information regarding the Company which Hermitage has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of this Agreement, the Securities and the affairs of the Company and has received any additional information which Hermitage or its representative has requested.

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          3.6. Reliance on Information. Hermitage has relied solely upon the information provided by the Company in this Agreement in making the decision to invest in the Securities. To the extent necessary, Hermitage has retained, at the sole expense of Hermitage, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement, its purchase of the Securities, and the exercise of the Class B Warrants for Common Stock.

          3.7. No Solicitation. Hermitage represents that (i) Hermitage was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom Hermitage had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to Hermitage by means of any form of general solicitation or general advertising, and in connection therewith Hermitage neither: (A) received or reviewed any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; nor (B) attended any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          3.8. Registration. Hermitage hereby acknowledges that the offering of Securities pursuant to this Agreement has not been reviewed by the Securities and Exchange Commission or any state regulatory authority, since such offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D. Hermitage shall not sell or otherwise transfer the Securities unless such Securities are registered under the Securities Act or unless an exemption from such registration is available.

          3.9. Purchase for own Account. Hermitage understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon Hermitage's investment intention. In this connection, Hermitage hereby represents that Hermitage is acquiring the Securities for Hermitage's own account for investment and not with a view toward the resale or distribution to others or for resale in connection with, any distribution or public offering (within the meaning of the Securities Act), nor with any present intention of distributing or selling the same and Hermitage has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof. Hermitage was not formed for the purpose of acquiring the Securities.

          3.10. Holding Period. Hermitage understands that there is no public market for the Securities and that no market may ever develop for any such Securities. Hermitage understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any applicable non-United States, state securities or "blue sky" laws. Hermitage shall hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by Hermitage contained in this Agreement, (ii) any sale or distribution by Hermitage in violation of the Securities Act or any applicable non-United States, state securities or "blue sky" laws or (iii) any untrue statement made by Hermitage.

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          Legends. Hermitage consents to the placement of the legend set forth below on any certificate or other document evidencing the Class B Warrants:

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH IT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

          Hermitage further consents to the placement of one or more restrictive legends on the Securities as required by applicable securities laws. Hermitage is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

          3.11. Address of Hermitage. Hermitage hereby represents that the address of Hermitage set forth in Section 5.3 is Hermitage's principal business address.

          3.12. Power and Authority. Hermitage represents that Hermitage has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to acquire and hold the Securities. This Agreement constitutes the legal, valid and binding obligation of Hermitage, enforceable against Hermitage in accordance with its terms.

          3.13. Authorization. Subject to the terms contained in this Agreement
(a) Hermitage is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of Hermitage has been duly authorized by Hermitage to do so, and (b) Hermitage is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          3.14. Securities Laws. Hermitage acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to applicable non-United States and state securities laws.

          3.15. Brokers. Hermitage represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Hermitage shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of Hermitage hereunder.

          3.16. Beneficial Owner. Hermitage will be the sole beneficial owner of the Securities that Hermitage acquires.

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          3.17. Accredited Investor. Hermitage represents and warrants that it is an "accredited investor," as such term is defined in Rule 501 of the Securities Act.

          3.18. Reliance on Representation and Warranties. Hermitage understands that the Securities are being offered and issued to the undersigned in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities.

          4. Mutual Release. Each of Hermitage and the Company (in such capacity, the "Releasor") hereby releases the other, together with its officers, directors, employees, agents and stockholders and their respective affiliates (collectively, "Releasees") from any and all claims, actions, causes of action, suits, debts, accounts, reckonings, covenants, contracts, controversies, agreements, promises, damages, expenses, demands and other obligations or liabilities of any nature whatsoever, in law or equity, whether known or unknown, which any Releasor ever had or now has against any of the foregoing, for, upon, or by reason of, any matter, course or thing whatsoever from the beginning of the world to the date of this Agreement in any way relating to or arising out of the Engagement Agreement.

          5.   Miscellaneous.

          5.1. Integration; Amendments and Waivers. (a) This Agreement and Exhibit A hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the parties. Any rights under this Agreement may be waived only by a writing signed by the party entitled to the benefit thereof.

          (b) After an amendment or waiver becomes effective it shall bind every holder of Securities regardless of whether such holder held such Securities at the time such amendment or waiver became effective, or subsequently acquired such Securities.

          5.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and registered assigns. Notwithstanding the foregoing, without the Company's prior written consent, Hermitage may not assign any of its rights under this Agreement.

          5.3. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, or by a nationally recognized overnight courier service and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

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               If to the Company:

               Nephros, Inc.
               3960 Broadway
               New York, NY 10032
               Telephone: (212) 781-5113
               Telecopy: (212) 781-5166
               Attn: President

               If to Hermitage:

               Hermitage Capital Corporation
               405 Park Avenue, Suite 801
               New York, New York 10022
               Telephone: (212) 832-2100
               Telecopy: (212) 832-7563
               Attn: President

; provided further that notices sent by courier or mail shall be deemed received on the date of receipt indicated by the return verification provided by the U.S. postal service or the records of the courier service.

          5.4. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

          5.5. Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

          5.6. Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

          5.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          HERMITAGE CAPITAL CORPORATION


                                          By: /s/ John W. Bendall
                                              ----------------------------------
                                              Name: John W. Bendall
                                              Title: President


                                          NEPHROS, INC.


                                          By: /s/ Norman Barta
                                              ----------------------------------
                                              Name: Norman Barta
                                              Title: Chief Executive Officer

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                            CERTIFICATE OF SIGNATORY

I, John W. Bendall, am the President of Hermitage Capital Corporation (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Settlement Agreement between Nephros, Inc. and the Entity, dated as of February 13, 2003 (the "Settlement Agreement"), and certify further that the Settlement Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand as of the 13 day of February, 2003.


                                               /s/ John W. Bendall
                                               ---------------------------------
                                                         (Signature)

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                                    EXHIBIT A

                            [Form of Class B Warrant]